As filed with the Securities and Exchange Commission on January 28, 2011

Securities Act File No. 2-14660

Investment Company Act No. 811-852

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 70 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 35 ☒

FPA PARAMOUNT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064

(Address of Principal Executive Offices)

(310)473-0225

(Registrant’s Telephone Number, including Area Code)

J. RICHARD ATWOOD, Treasurer	Copy to:
FPA PARAMOUNT FUND, INC.	ERIC A.S. RICHARDS, ESQ
11400 West Olympic Boulevard, Suite 1200	O’Melveny & Myers LLP
Los Angeles, California 90064	400 South Hope Street
(Name and Address of Agent for Service)	Los Angeles, California 90071

Approximate Date of Proposed Public Offering:

As soon as practicable after Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒  immediately upon filing pursuant to paragraph (b)

☐  on (date) pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.25 par value

FPA PARAMOUNT FUND, INC.

CROSS REFERENCE SHEET

FORM N-1A		PROSPECTUS CAPTION

PART A

1.	Front and Back Cover Pages	Front and Back Cover Pages

2.	Risk/Return Summary	Risk/Return Summary; Investment Results

3.	Risk/Return Summary: Fee Table	Fees and Expenses of the Fund

4.	Investment Objectives, Principal Investment Strategies and Related Risks	Investment Objective, Principal Investment Strategies, and Principal Risks

5.	Management’s Discussion of Fund Performance	Inapplicable

6.	Management, Organization and Capital Structure	Management and Organization

7.	Shareholder Information	Purchase, Pricing and Sale of Shares; Dividends, Distributions and Taxes

8.	Distribution Arrangements	Purchase, Pricing and Sale of Shares

9.	Financial Highlights Information	Financial Highlights

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STATEMENT OF ADDITIONAL
PART B		INFORMATION CAPTION

10.	Cover Page and Table of Contents	Cover Page and Table of Contents

11.	Fund History	Fund Organization

12.	Description of the Fund and Its Investments and Risks	Investment Objectives, Strategies and Policies; Description of Certain Securities and Investment Techniques; Investment Restrictions; Portfolio Turnover

13.	Management of the Fund	Directors and Officers of the Fund

14.	Control Persons and Principal Holders of Securities	Five Percent Shareholders

15.	Investment Advisory and Other Services	Management

16.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

17.	Capital Stock and Other Securities	Capital Stock

18.	Purchase, Redemption, and Pricing of Shares.	Purchase and Redemption of Shares

19.	Taxation of the Fund	Tax Sheltered Retirement Plans; Dividends, Distributions and Taxes

20.	Underwriters	Distributor

21.	Calculation of Performance Data	Prior Performance Information

22.	Financial Statements	Financial Statements

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FPA Paramount Fund, Inc.

Prospectus

The primary investment objective of FPA Paramount Fund, Inc. (FPRAX) is a high total investment return, including capital appreciation and income. The Fund's investment adviser, First Pacific Advisors, LLC, generally invests the Fund's assets in common stocks and other securities which it believes have the above-average ability to increase in market value to seek to achieve a high total investment return compared to a universe of total investment returns for a peer group of mutual funds and/or benchmark indices.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

January 28, 2011

FPA PARAMOUNT FUND, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

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SUMMARY SECTION

Investment Objective. The Fund's primary investment objective is a high total investment return, from both capital appreciation and income.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans. More information about these and other ways of reducing your sales charge is available in the prospectus section, "Reducing Your Sales Charge," page 11 of the Fund's prospectus and pages 15 through 17 of the Fund's Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	2.00%
Redemption Fee (as a percentage of amount redeemed)	None(1)
Exchange Fee	$5.00
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.65%
Distribution (12b-1) Fees		None
Other Expenses		0.30%
Other Expenses	0.20%
Financial Services	0.10%
Total Annual Fund Operating Expenses		0.95%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$617
Three years	$812
Five years	$1,023
Ten years	$1,630

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Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its whole portfolio.

Principal Investment Strategies. The Adviser attempts to concentrate on ownership of high-quality businesses. Particularly firms with histories of earning high returns on capital, and with modest debt levels. These companies have leading market shares and strong managers who have demonstrable track records of wise reinvestment of the business's cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. The Adviser's primary measure of value is price/earnings ratio. The Adviser seeks out companies undervalued relative to their long-term earnings power or to others of similar quality, but it will not overpay for even the best companies. It is expected that the Fund's portfolio will have much better than average companies selling at valuations similar to or below the market.

Minimizing risk, especially in treacherous economic or stock market environments is an important element of the Adviser's investment process. To do this, the Adviser seeks out companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models that it can understand. The companies' leading market shares and high operating margins minimize the volatility of their earnings. Diversified portfolios and modest relative valuations, typically lower than the market, also contribute to a less risky portfolio.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund's portfolio for an extended period in order for this process to come to fruition. Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio. The Adviser's aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser's investment process is fundamental and bottom-up, evaluating each company on its own merits. It is not driven by macroeconomic analysis, though it is recognized that changes in the economic environment can be important to most companies' prospects. The Fund's portfolio will have holdings in many industries. The portfolio may be moderately concentrated, with 30-40 positions. Most of these companies will be small to medium market capitalization (up to $10 billion), though ownership of larger companies is permitted. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

The Adviser believes that international diversification can yield valuable benefits to shareholders of the Fund, by providing exposure to faster growing economies than the U.S. and by offsetting the negative

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impact of a possible secular decline in the dollar. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-based companies with strong worldwide franchises. However, the Fund may also purchase foreign-domiciled companies that meet the Adviser's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put us at a competitive disadvantage. No more than 35% of the Fund's total assets will be invested in the securities of foreign issuers.

The Fund can also invest in debt securities, preferred stocks, and convertible securities.

Principal Investment Risks.

•  The stock market declines.

•  The market favors one group of stocks over another—growth vs. value, large-cap vs. small-cap, high-quality companies vs. low-quality, etc.

•  The Fund's investment approach has resulted in an emphasis on medium and smaller size companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

•  An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock, or an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets.

•  If the Fund purchases foreign securities, those markets go down or prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

Because of these and other risks, you could lose money by investing in the Fund.

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Updated Performance Information. To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

Performance Information. The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad-based securities market index and an index of similar funds. The bar chart shows performance without a sales charge (load). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of the maximum sales charge of 5.25%. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Lipper Mid-Cap Core Fund Average provides an additional comparison of how the Fund performed in relation to other mutual funds with similar objectives. Funds in this Average, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) below Lipper's USDE large-cap floor. Index returns reflect the reinvestment of all dividends and/or distributions.

The Fund's highest/lowest quarterly results during this time period were:

Highest	22.19%		(Quarter ended 6/30/09)
Lowest	(29.12)%		(Quarter ended 12/31/08)
Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Five Years	Ten Years
Before Taxes	17.14%	3.43%	8.78%
After Taxes on Distributions(1)	17.01%	3.25%	8.66%
After Taxes on Distributions and Sale of Fund Shares(1)	14.49%	2.83%	7.73%
Russell 2500 (reflects no deductions for fees, expenses or taxes)	26.71%	4.86%	6.98%
Lipper Mid-Cap Core Fund Average (reflects no deductions for sales charges or taxes)	22.87%	4.04%	5.46%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

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Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Managers. Eric S. Ende and Steven R. Geist have been the portfolio managers of the Fund since March 2000. Mr. Ende has also been the President and Director of the Fund and Mr. Geist has also been the Executive Vice President of the Fund since March 2000. Since October 2006, Messrs. Ende and Geist have also been Partners of the Adviser.

Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8115, Boston, MA 02266-8115, or 30 Dan Road, Canton, MA 02021-2809), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Information Form for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly to Boston Financial Data Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as investment income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund's primary investment objective is a high total investment return, from both capital appreciation and income.

Principal Investment Strategies. The Adviser attempts to concentrate on ownership of high-quality businesses. Particularly firms with histories of earning high returns on capital, and with modest debt levels. These companies have leading market shares and strong managers who have demonstrable track records of wise reinvestment of the business's cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. The Adviser's primary measure of value is price/earnings ratio. The

7

Adviser seeks out companies undervalued relative to their long-term earnings power or to others of similar quality, but it will not overpay for even the best companies. It is expected that the Fund's portfolio will have much better than average companies selling at valuations similar to or below the market.

Minimizing risk, especially in treacherous economic or stock market environments is an important element of the Adviser's investment process. To do this, the Adviser seeks out companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models that it can understand. The companies' leading market shares and high operating margins minimize the volatility of their earnings. Diversified portfolios and modest relative valuations, typically lower than the market, also contribute to a less risky portfolio.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund's portfolio for an extended period in order for this process to come to fruition. Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase. If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio. The Adviser's aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. The Adviser's investment process is fundamental and bottom-up, evaluating each company on its own merits. It is not driven by macroeconomic analysis, though it is recognized that changes in the economic environment can be important to most companies' prospects. The Fund's portfolio will have holdings in many industries. The portfolio may be moderately concentrated, with 30-40 positions. Most of these companies will be small to medium market capitalization (up to $10 billion), though ownership of larger companies is permitted. Cash is the residual of the investment process and will normally be a small percent of Fund assets.

The Adviser believes that international diversification can yield valuable benefits to shareholders of the Fund, by providing exposure to faster growing economies than the U.S. and by offsetting the negative impact of a possible secular decline in the dollar. Much of this exposure to foreign business activity is expected to come from purchases of U.S.-based companies with strong worldwide franchises. However, the Fund may also purchase foreign-domiciled companies that meet the Adviser's usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put us at a competitive disadvantage. No more than 35% of the Fund's total assets will be invested in the securities of foreign issuers.

The Fund can also invest in debt securities, preferred stocks, and convertible securities.

Principal Investment Risks.

•  The stock market declines.

•  The market favors one group of stocks over another—growth vs. value, large-cap vs. small-cap, high-quality companies vs. low-quality, etc.

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•  The Fund's investment approach has resulted in an emphasis on medium and smaller size companies. Investing in smaller companies generally involves greater risk than investing in larger companies. Also, the portfolio might not reflect all facets of the national economy and could differ significantly from broad market indices.

•  An adverse event, such as an unfavorable earnings report, depresses the value of a particular stock, or an investment in a security proves in retrospect to be inopportune because of other adverse developments or the vagaries of the markets.

•  If the Fund purchases foreign securities, those markets go down or prices of the Fund's foreign securities go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, political instability or other factors that can adversely affect investments in foreign countries.

Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

MANAGEMENT AND ORGANIZATION

Investment Adviser

First Pacific Advisors, LLC is the Fund's current investment adviser. First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund's previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since July 1, 1978. The Adviser manages assets of approximately $14.5 billion for six investment companies, including one closed-end investment company, and more than 35 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 0.65%. The Fund also paid the Adviser 0.10% of its average net assets as a reimbursement for financial services provided during the year. A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement is available in the Fund's SAI and in the Fund's annual report dated September 30, 2010.

Portfolio Managers

Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Ende has been the President and Director of the Fund since March 2000 and Partner of the Adviser since October 2006. Mr. Ende also serves as Director, President and Portfolio Manager of FPA Perennial Fund, Inc.; Director, President and Chief Investment Officer of Source Capital, Inc.; and Vice President of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Crescent Fund for more than the past five years.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the Fund since March 2000 and Partner of the Adviser since October 2006. Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Perennial Fund, Inc. for more than the past five years and of Source Capital, Inc. since November 2006.

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FPA Capital Fund, Inc., FPA Crescent Fund, FPA New Income, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. are registered investment companies managed by the Adviser. The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can use the Account Information Form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to Boston Financial Data Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified by the Fund.

Sales Charges. The offering price is the share price plus any applicable sales charge. A sales charge may apply to your purchase. As indicated in the table below, your sales charge can be reduced for larger purchases. You, your spouse and the following related people (and their spouses) can combine investments to reduce your sales charge: grandparents, parents, siblings, children or grandchildren, aunts or uncles, nieces or nephews; or by the individual, his or her spouse and a trustee or other fiduciary purchasing securities for related trusts, estates or fiduciary accounts, including employee benefit plans.

Size of Investment	Sales Charge(1)		Sales Charge(2)		Reallowed to Dealers(2)
Less than $50,000	5.54%		5.25%		5.00%
$50,000 but less than $100,000	4.71%		4.50%		4.25%
$100,000 but less than $250,000	3.90%		3.75%		3.50%
$250,000 but less than $500,000	2.56%		2.50%		2.25%
$500,000 but less than $1,000,000	1.52%		1.50%		1.50%
$1,000,000 and over	0.00	%(3)	0.00	%(3)	0.00	%(4)

(1)  As a percentage of net amount invested.

(2)  As a percentage of public offering price.

(3)  No sales charge is payable on investments of $1 million or more. However, a contingent deferred sales charge of 1% on the lesser of the purchase or redemption price is imposed if, within one year of

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purchase for investments of $1 million or more made without a sales load and on which FPA Fund Distributors, Inc. paid a dealer concession of 0.50%, a redemption (except by exchange) reduces the account to less than the original investment. Such contingent deferred sales charge is withheld from the redemption proceeds and paid to FPA Fund Distributors, Inc.

(4)  FPA Fund Distributors, Inc. will pay a dealer concession for orders of $1 million or more equal to 0.50% of the purchase price.

Reducing Your Sales Charge

Investments in Other FPA Funds. To determine the sales charge, you can add the current value, at the offering price, of all presently held shares of the FPA Funds, which are:

•  FPA Capital Fund, Inc. (currently closed to new investors)

•  FPA Crescent Fund

•  FPA New Income, Inc.

•  FPA Paramount Fund, Inc. (this Fund)

•  FPA Perennial Fund, Inc.

If your holdings of other FPA Funds qualify you for a reduced sales charge, you must provide information to verify your holdings.

Letter of Intent. A letter of intent will allow you to obtain a reduced sales charge by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds (see above list) can also be used to determine the applicable sales charge. The Account Information Form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. If you do not reach your investment goal, you must pay the difference between the sales charges applicable to the amount purchased minus those actually paid.

Sales at Reduced Sales Charge. Certain retirement plans, exempt from taxation under Section 401 of the Internal Revenue Code, with open accounts in the Fund as of July 2, 1990, are permitted to continue to buy Fund shares at a sales charge equal to one-half of the normal sales charge. Information sufficient to permit verification must be furnished to Boston Financial Data Services, Inc. when the order is placed.

Purchases Subject to a 2% Deferred Sales Charge. You and your spouse (and your immediate relatives) can purchase shares without a sales charge, if you fall into one of the following categories of companies affiliated with the Fund at the time of your original purchase and you represent that the shares you purchase are for investment and will not be resold except through redemption or repurchase by the Fund. Immediate relatives include grandparents, parents, siblings, children, grandchildren, aunts, uncles, nieces and nephews of a qualified investor, and the spouse of any immediate relative.

(a)  current and former directors, officers and employees of the Adviser (and its predecessor, First Pacific Advisors, Inc.) and its affiliates;

(b)  current and former directors, officers and employees of Old Mutual (US) Holdings Inc. (the parent of First Pacific Advisors, Inc.) and its affiliates;

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(c)  current and former directors, officers and employees of Angeles Corporation (the former parent of First Pacific Advisors, Inc.) and its affiliates;

(d)  current and former directors of, and partners and employees of legal counsel to, the investment companies advised by the Adviser;

(e)  investment advisory clients of the Adviser and consultants to such clients and their directors, officers and employees;

(f)  employees (including registered representatives) of a dealer that has a selling group agreement with FPA Fund Distributors, Inc. and consents to the purchases;

(g)  any employee benefit plan maintained for the benefit of such qualified investors;

(h)  directors, officers and employees of a company whose employee benefit plan holds shares of one or more of the FPA Funds; and

(i)  directors, officers and employees of the Fund's custodian or transfer agent.

Because FPA Fund Distributors, Inc. anticipates that certain purchases will result in economies of scale in the sales effort and related expenses compared to sales made through normal distribution channels, upon satisfaction of certain conditions the following persons can purchase without a sales charge at the time of purchase:

(a)  trustees or other fiduciaries purchasing shares for employee benefit plans of employers with 20 or more employees;

(b)  trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested by such accounts during the subsequent 13-month period in the Fund or other FPA Funds totals at least $1,000,000;

(c)  tax-exempt organizations enumerated in Section 501(c) (3), (9), or (13) of the Internal Revenue Code;

(d)  accounts upon which an investment adviser, financial planner or broker-dealer charges an account management or consulting fee, provided it has entered into an agreement with FPA Fund Distributors, Inc. regarding those accounts or purchases Fund shares for such accounts or for its own accounts through an omnibus account maintained by a broker-dealer that has entered into such an agreement with the Fund or FPA Fund Distributors, Inc.; and

(e)  accounts that collectively invest in the Fund or other FPA Funds at least $2,500,000 at time of purchase (including the value of all presently held shares of the FPA Funds).

If you qualify to purchase shares without a sales charge at the time of purchase, you must submit a special application form available from FPA Fund Distributors, Inc. with your initial purchase, and you must notify FPA Fund Distributors, Inc. of your eligibility when you place the order. If you place the order through a broker, the broker may charge you a service fee. No such fee is charged if you purchase directly from FPA Fund Distributors, Inc. or the Fund.

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Purchases made under this section are subject to a 2% contingent deferred sales charge if shares are redeemed within 90 days of purchase (except by exchange). The ability of the Fund to assess the contingent deferred sales charge on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the contingent deferred sales charge to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% contingent deferred sales charge is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The contingent deferred sales charge is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Selling (Redeeming) Your Shares–Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a contingent deferred sales charge, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% contingent deferred sales charge within 90 days of purchase, the shares acquired by exchange are subject to a 2% contingent deferred sales charge if redeemed (except by exchange) within 90 days of the exchange. In the case of an exchange of shares subject to a 1% contingent deferred sales charge within one year of purchase, the shares acquired by exchange are subject to a 1% contingent deferred sales charge if redeemed (except by exchange) within one year of the initial purchase.

A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds may take up to 15 days from the date of purchase in order to allow time for the check to clear.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

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A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Information Form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Information Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the check (or redemption proceeds) is mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Reinvesting in the Fund with Proceeds from Redemption of Shares. If you reinvest in the Fund within 30 days, you do not have to pay a sales charge. Your reinvestment is made at the first share price determined after Boston Financial Data Services, Inc. receives your order. You can only do this once for each Fund investment, and you must provide sufficient information to verify your reinvestment when you make your purchase. A sale and reinvestment is a taxable transaction, but losses on the sale are not deductible for federal income tax purposes.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA Crescent Fund, FPA New Income, Inc. and FPA Perennial Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund

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except directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives. There is no sales charge except on purchases of an FPA Fund by exchange from FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. There is a $5.00 service fee for each exchange.

You can increase an existing account or start a new account in the selected FPA Fund. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Information Form). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchanges will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

Discontinuation of the Exchange Programs. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses for other FPA Funds, please contact a dealer or FPA Fund Distributors, Inc. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Information Form available from dealers or FPA Fund

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Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the account information form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Information Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

FPA Fund Distributors, Inc., the Fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

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The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The Adviser may pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value, the Fund has imposed a 2% contingent deferred sales charge on shares held less than 90 days except for those shareholders to whom the charge does not apply. The preceding section titled "Purchases Subject to a 2% Deferred Sales Charge" provides a complete description of how this deferred sales charge is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these deferred sales charges and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the Account Information Form to request a cash payment.

Tax Consequences

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends are taxed at ordinary rates, while capital gains distributions may be taxed at different rates, usually based on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment. Further, an exchange of the Fund's shares for shares of another FPA Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the Account Information Form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and distributions. The information for each of the five years ended September 30, 2010, have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

	For the years ended September 30,
	2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of year	$14.55	$15.01	$17.06	$15.62	$15.02
Income from investment operations:
Net investment income	$0.03	$0.01	$0.05	$0.14	$0.12
Net realized and unrealized gain (loss) on investment securities	1.97	(0.40)	(2.09)	1.47	0.60
Total from investment operations	$2.00	$(0.39)	$(2.04)	$1.61	$0.72
Less dividends from net investment income	—	$(0.07)	$(0.01)	$(0.17)	$(0.12)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$16.55	$14.55	$15.01	$17.06	$15.62
Total investment return**	13.75%	(2.43)%	(11.96)%	10.30%	4.79%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$238,656	$231,469	$296,646	$397,374	$595,825
Ratio of expenses to average net assets	0.95%	0.99%	0.89%	0.90%	0.85%
Ratio of net investment income to average net assets	0.20%	0.09%	0.29%	0.74%	0.89%
Portfolio turnover rate	3%	46%	12%	17%	15%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

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For Shareholder Services contact Boston Financial Data

Services, Inc.
P.O. Box 8115
Boston, MA 02266-8115
or
30 Dan Road
Canton, MA 02021-2809
(617) 483-5000 or
(800) 638-3060 except Alaska,
Hawaii, Massachusetts,
Puerto Rico and U.S. Virgin Islands

For Retirement Plan Services call your employer or plan
administrator

For 24-hour Information go to
FPA Fund Distributors, Inc.
Internet Web Site
http://www.fpafunds.com

For Dealer Services call
FPA Fund Distributors, Inc.

11400 West Olympic Boulevard Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii,
Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian and Transfer Agent
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings of the Fund on Form N-Q and the annual report of proxy voting record on Form N-PX of the Fund are available without charge, upon request, by calling FPA Fund Distributors, Inc. and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.

A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact FPA Fund Distributors, Inc. at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://www.fpafunds.com.

Investment Company Act No. 811-852
00078104

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2011

FPA PARAMOUNT FUND, INC.

This Statement of Additional Information supplements the current Prospectus of FPA Paramount Fund, Inc. (“Fund”) (FPRAX) dated January 28, 2011. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, FPA Fund Distributors, Inc. (“Distributor”), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands; web site www.fpafunds.com.

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INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of FPA Paramount Fund, Inc.’s (the “Fund”) total assets unless otherwise noted. This summary is not intended to reflect all of the Fund’s investment limitations.

INVESTMENT OBJECTIVE AND STRATEGIES

Principal Investment Strategies.   The Adviser attempts to concentrate on ownership of high-quality businesses.  Particularly firms with histories of earning high returns on capital, and with modest debt levels.  These companies have leading market shares and strong managers who have demonstrable track records of wise reinvestment of the business’s cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process.  The Adviser’s primary measure of value is price/earnings ratio.  The Adviser seeks out companies undervalued relative to their long-term earnings power or to others of similar quality, but it will not overpay for even the best companies.  It is expected that the Fund’s portfolio will have much better than average companies selling at valuations similar to or below the market.

Minimizing risk, especially in treacherous economic or stock market environments is an important element of the Adviser’s investment process.  To do this, the Adviser seeks out companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models that it can understand.  The companies’ leading market shares and high operating margins minimize the volatility of their earnings.  Diversified portfolios and modest relative valuations, typically lower than the market, also contribute to a less risky portfolio.

The Adviser believes that the most important contributor to the long-term investment performance of the companies held by the Fund is growth in earnings, not changes in valuation (price/earnings ratio).  Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to hold most of the portfolio securities in the Fund’s portfolio for an extended period in order for this process to come to fruition.  Accordingly, portfolio turnover may be very low.

Although there can be a conflict between a very long investment time horizon and a strong value discipline in managing the portfolio, the Adviser is willing to hold portfolio securities at valuations higher than it would require for an initial purchase.  If a position becomes significantly overvalued, the Adviser would not hesitate to trim or eliminate the security from the portfolio.  The Adviser’s aim is to reduce portfolio turnover with its concomitant costs and to focus attention on the long-term business fundamentals of the portfolio companies.

The Fund invests primarily in the common stocks of U.S. companies in a variety of industries and market segments.  The Adviser’s investment process is fundamental and bottom-up, evaluating each company on its own merits.  It is not driven by macroeconomic analysis, though it is recognized that changes in the economic environment can be important to most companies’ prospects.  The Fund’s portfolio will have holdings in many industries.  The portfolio may be moderately concentrated, with 30-40 positions.  Most of these companies will be small to medium market capitalization (up to $10 billion), though ownership of larger companies is permitted.  Cash is the residual of the investment process and will normally be a small percent of Fund assets.

The Adviser believes that international diversification can yield valuable benefits to shareholders of the Fund, by providing exposure to faster growing economies than the U.S. and by offsetting the negative impact of a possible secular decline in the dollar.  Much of this exposure to foreign business activity is expected to come from purchases of U.S.-based companies with strong worldwide franchises.  However, the Fund may also purchase foreign-domiciled companies that meet the Adviser’s usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put us at a competitive disadvantage. No more than 35% of the Fund’s total assets will be invested in the securities of foreign issuers.

The Fund can also invest in debt securities, preferred stocks, and convertible securities.

NON-U.S. SECURITIES

•                  The Fund can invest up to 35% of its total assets in securities of foreign issuers.

DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES — The Fund will invest primarily in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial conditions of their issuers and on market and economic conditions. These fluctuations can be severe and can generate large losses.

SECURITIES OF FOREIGN ISSUERS — The Fund can invest up to 35% of its total assets in securities of foreign issuers. Investments in securities of foreign issuers can be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Compared to U.S. companies, there might be less publicly available information about foreign companies, which generally are subject to less stringent and uniform accounting, auditing and financial reporting standards and requirements. Securities of some foreign companies might be less liquid or more volatile than those of U.S. companies. Foreign brokerage commissions and custodial fees are generally higher than in the United States. Settlement of transactions in some foreign markets can be delayed or can be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio. Investments in foreign securities can be affected by local political or economic instability, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments, the difficulty of predicting international trade patters, and the possibility of imposition of exchange controls. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, or similar governmental action affecting foreign investments. In the event of a default on any foreign debt obligation, it could be more difficult for the Fund to obtain or enforce a judgment against the issuer.

The Fund can purchase foreign securities in the form of American Depositary Receipts (“ADRs”) or other securities representing underlying shares of foreign companies. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. The Fund can invest in ADRs through both sponsored and unsponsored arrangements.

FOREIGN CURRENCY TRANSACTIONS — The value of any of the Fund’s portfolio securities that are traded in foreign markets can be affected by changes in currency exchange rates and exchange control regulations. In addition, the Fund, in purchasing or selling securities in foreign markets, will incur costs in connection with conversions between various currencies. The Fund’s foreign currency exchange transactions generally are conducted on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund purchases and sells foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The cost of currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold. The Fund does not purchase and sell foreign currencies as an investment.

SHORT SALES AGAINST THE BOX — The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost. The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement. The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

The Fund did not effect any short sales in the last fiscal year and has no present intention to do so in the coming year.

REPURCHASE AGREEMENTS — The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”). In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, loss from decline in value of such security, and lack of access to income on such security. The Fund will not invest more than 10% of its total net assets in repurchase agreements that mature in more than seven days and/or other securities which are not readily marketable.

LEVERAGE — The Fund can borrow from banks to raise additional funds for investment. Such borrowings may be made periodically when it is expected that the potential return, including capital appreciation and/or income, from the investment of these funds will exceed the cost. Any return from investment of the borrowed funds in excess of the interest cost will cause the net asset value of Fund shares to rise faster than would otherwise be the case. Conversely, if the return on the investment of the borrowed funds fails to cover the interest cost, the net asset value will decrease faster than normal. This speculative factor is known as leverage. This policy permitting bank borrowing cannot be changed without the approval of the holders of a majority (as defined under “Investment Restrictions”) of the Fund’s outstanding voting securities. The Fund may collateralize any bank borrowing by depositing portfolio securities with, or segregating such securities for, the account of the lending bank. See “Investment Restrictions.”

Under the 1940 Act, the Fund must have an asset coverage of at least 300% of the amount borrowed, immediately after the borrowing. Asset coverage means the ratio of total assets (including the proceeds of borrowings) less liabilities other than borrowings, to borrowings. If the Fund’s asset coverage falls below this requirement because of market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three days (not including Sundays or holidays). To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing is also limited by the applicable Federal Reserve Board’s margin limitations.

The Fund has not borrowed for more than 10 years and has no present intention to do so during the coming year.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted the investment restrictions stated below. They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. These restrictions and the Fund’s investment objective cannot be changed without approval of the holders of a majority of outstanding Fund shares. The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to those described in the Prospectus, these restrictions provide that the Fund shall not:

1.    Purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of any such companies, (b) securities issued by any of such companies having an aggregate value in excess of 5% of the value of the total assets of the Fund or (c) securities issued by investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

2.    Purchase, lease, acquire, hold or sell real estate or any illiquid interest in real estate other than (a) for office space, (b) securities issued by registered real estate investment trusts or (c) as provided in paragraph 4 below.

3.    Engage in short sales, margin purchases, puts, calls, straddles or spreads, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.

4.    Make loans to any person or firm, except by the acquisition of outstanding notes or other evidences of indebtedness secured by first deeds of trust or mortgages on real property or interest therein, in an aggregate amount not exceeding 10% of the value of its total assets. However, the making of time or demand deposits with banks and the purchase of publicly traded bonds, debentures or other securities of any other issuer of a type customarily purchased by institutional investors or any government or governmental issue at original issue or otherwise, shall not be deemed to be a loan. Investment in repurchase agreements shall not be considered the making of a loan for purposes of this investment restriction; although the Fund will not invest in repurchase agreements maturing in more than seven days if any such investments, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund’s total net assets.

5.    Participate on a joint or a joint and several basis in any trading account in securities.

6.    Invest in companies for the purpose of exercising control or management. However, once investments have been acquired, the Fund may exercise its vote as a shareholder in its best interests even though such vote may affect management or control of a company.

7.    Underwrite the sale of securities of others, except when the Fund might be deemed to be a statutory underwriter because of its disposing of restricted securities. The Fund will not purchase restricted securities.

8.    Purchase or sell commodities or commodity contracts.

9.    Purchase from, or sell to, any officers, directors or employees of the Fund or its adviser or underwriter, or any of their officers or directors, any securities other than the shares of the Fund’s capital stock. Such persons or firms, however, may act as brokers for the Fund for customary commissions.

10.  Issue any senior securities except that the Fund may borrow from banks to the extent permitted by the 1940 Act (see “Leverage” above).

11.  Invest more than 5% of its total assets, based on market value, in the securities of any one issuer (except the U.S. Government); or acquire more than 10% of any class of securities of any one issuer.

12.  Invest more than 25% of the value of its total assets in any one industry. (It is the current Staff position of the Securities and Exchange Commission that the concentration is at 25% or more, as a result, the Fund will not invest 25% or more in an industry or a group of industries.)

Percentage limitations are calculated and applied at the time of investment, except with respect to restriction number 10 above. Thus, if securities of a given issuer come to constitute more than 5%, or securities of a given industry come to constitute more than 25%, of the value of the Fund’s assets by reason of changes in value of either the given securities or other assets, the excess need not be sold.

FUND ORGANIZATION AND BOARD OF DIRECTORS

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1958. Although the Board of Directors has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

DIRECTORS AND OFFICERS OF THE FUND

All Directors and officers of the Fund are also Directors and/or officers of one or more of five other investment companies advised by the Adviser. These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA New Income, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, the Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

FUND DIRECTORS

NAME, ADDRESS* AND AGE	POSITION WITH FUND	YEAR FIRST ELECTED AS DIRECTOR OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH DIRECTOR SERVES	OTHER DIRECTORSHIPS HELD BY DIRECTOR

“NON-INTERESTED” DIRECTORS

Willard H. Altman, Jr., 75	Director & Chairman of the Board	2002	Former Partner of Ernst & Young LLP, a public accounting firm. Director/ Trustee of Source Capital, Inc., of FPA Capital Fund, Inc., of FPA Funds Trust, of FPA New Income, Inc., and of FPA Perennial Fund, Inc. for more than the past five years. Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	6	-0-

Thomas P. Merrick, 73	Director	2008	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director of Source Capital, Inc. (since February 2006), of FPA Perennial Fund, Inc. (since August 2008), of FPA Capital Fund, Inc. (since July 2009), of FPA Funds Trust (since July 2009), and of FPA New Income, Inc. (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6	-0-

Lawrence J. Sheehan, 78	Director	2006	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O’Melveny & Myers LLP. Director of FPA Perennial Fund, Inc. for more than the past five years. Director/Trustee of Source Capital, Inc. of FPA New Income, Inc., of FPA Funds Trust, and of FPA Capital Fund, Inc. for more than the past five years, until retirement in 2010.	2	-0-

NAME, ADDRESS* AND AGE	POSITION WITH FUND	YEAR FIRST ELECTED AS DIRECTOR OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH DIRECTOR SERVES	OTHER DIRECTORSHIPS HELD BY DIRECTOR

“INTERESTED” DIRECTOR**

Eric S. Ende, 66	Director, President & Portfolio Manager	2000	Partner of First Pacific Advisors, LLC (since October 2006). Director, President and Portfolio Manager for more than the past five years of FPA Perennial Fund, Inc.; Director, President and Chief Investment Officer for more than the past five years of Source Capital, Inc.; and Vice President of FPA Capital Fund, Inc., of FPA New Income, Inc. and of FPA Funds Trust for more than the past five years. Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.	3	-0-

*                 The address for each Director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

**          “Interested person” within the meaning of the 1940 Act by virtue of an affiliation with the Fund’s Adviser.

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2010

NAME	DOLLAR RANGE OF FUND SHARES OWNED	AGGREGATE DOLLAR RANGES OF SHARES OWNED IN ALL FPA FUNDS OVERSEEN BY DIRECTOR
“NON-INTERESTED” DIRECTORS
Willard H. Altman, Jr.	$50,001 to $100,000	Over $100,000
Thomas P. Merrick	$10,001 to $50,000	Over $100,000
Lawrence J. Sheehan	Over $100,000	Over $100,000
“INTERESTED” DIRECTOR
Eric S. Ende	Over $100,000	Over $100,000

As of December 31, 2010, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record 1.31% of the outstanding shares of the Fund.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2010

No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. Effective January 1, 2010, the Fund pays annual fees of $6,000 to Directors who are not affiliated with the Adviser, plus $1,500 for each Board of Directors meeting attended. Prior to January 1, 2010, the Fund paid $5,000 to Directors who are not affiliated with the Adviser, plus $1,000 for each Board of Directors meeting attended. During the last fiscal year, the Directors then in office received as a group $33,750 in Directors’ fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.

NAME	AGGREGATE COMPENSATION FROM THE FUND	TOTAL COMPENSATION FROM ALL FPA FUNDS
“NON-INTERESTED” DIRECTORS
Willard H. Altman, Jr.	$11,250	$107,250	(1)
Thomas P. Merrick	$11,250	$98,250	(1)
Lawrence J. Sheehan	$11,250	$58,751	(1)
“INTERESTED” DIRECTOR
Eric S. Ende	$-0-	$-0-

(1)          Includes compensation from the Fund, four open-end investment companies and one closed-end investment company.

OFFICERS

NAME/AGE/ADDRESS*	POSITION WITH FUND	YEAR FIRST ELECTED AN OFFICER OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Steven R. Geist, 57	Executive Vice President & Portfolio Manager	2000

Partner of First Pacific Advisors, LLC (since October 2006). Executive Vice President and Portfolio Manager of Source Capital, Inc. (since November 2006); and of FPA Perennial Fund, Inc. for more than the past five years. Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006; and Senior Vice President and Fixed-Income Manager of Source Capital, Inc. from November 1999 to November 2006.

J. Richard Atwood, 50	Treasurer	1997

Managing Partner and Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC (since October 2006). Director, President, Chief Executive Officer, Chief Compliance Officer (since August 2004), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc.; and Treasurer of each FPA Fund for more than the past five years. Director, Principal, Chief Operating Officer and Chief Financial Officer (from January 1997) of First Pacific Advisors, Inc. from May 2000 to September 2006.

Sherry Sasaki, 55	Secretary	1982

Assistant Vice President and Secretary of First Pacific Advisors, LLC (since October 2006); and Secretary of each FPA Fund and of FPA Fund Distributors, Inc. for more than the past five years. Assistant Vice President (from December 1992) and Secretary (from June 1991) of First Pacific Advisors, Inc. to September 2006.

Christopher H. Thomas, 53	Chief Compliance Officer	1995

Vice President and Chief Compliance Officer of First Pacific Advisors, LLC (since October 2006); Director, Vice President and Controller for more than the past five years of FPA Fund Distributors, Inc.; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller from March 1995 to December 2005, and Vice President (from March 1995) and Chief Compliance Officer (from August 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from August 2002) to February 2006.

E. Lake Setzler III, 43	Assistant Treasurer	2006

Vice President and Controller of First Pacific Advisors, LLC (since October 2006); and Assistant Treasurer of each FPA Fund (since February 2006). Former Vice President and Controller of First Pacific Advisors, Inc. from December 2005 to September 2006. Chief Operating Officer of Inflective Asset Management, LLC (2004 to 2005) and Vice President of Transamerica Investment Management, LLC (2000 to 2004).

*                 The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets quarterly. The Board is currently composed of six directors, including five directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Corporate Responsibility Committee meets at least twice a year. The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s primary role is to preside at all meetings of the Board.  The Chairman does not participate in the preparation for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to the preparation of the agenda for Board meetings (with input from the Independent Directors), determining which matters need to be acted upon by the Board, and ensuring that the Board obtains all the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of accounting, consulting and strategic planning, and investment company law. The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director.

The Board of Directors has delegated day-to-day Fund management and risk oversight to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO would report any material risk, should it arise to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Corporate Responsibility Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF DIRECTORS. The Fund has an Audit and Compliance Committee comprised of Willard H. Altman, Jr., Thomas P. Merrick and Lawrence J. Sheehan, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit and Compliance Committee met four times during the last fiscal year.

The Fund has a Corporate Responsibility Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick and Lawrence J. Sheehan, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors. The Corporate Responsibility Committee met four times during the last fiscal year.

The Corporate Responsibility Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Corporate Responsibility Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit and Compliance Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit and Compliance Committee financial expert. While the Corporate Responsibility Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

The Fund has an Investment Policy Review Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick and Lawrence J. Sheehan, none of whom is considered an “interested person” of the Fund within the meaning  of the 1940 Act. The Committee reviews the status, history and prospects for Fund investments with particular reference to investment policies and guidelines and recommends any appropriate changes to the full Board of Directors. The Investment Policy Review Committee met four times during the last fiscal year.

FIVE PERCENT SHAREHOLDERS

As of December 31, 2010, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213-8098, which held 4,495,047 shares (31.76%). SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456-9989, which held 900,714 shares (6.36%) and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4151, which held 1,127,540 shares (7.97%) also own of record more than 5% of the outstanding shares, however, these broker-dealers and/or investment advisory firms advise that the shares are held for the benefit of their customers.

MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, LLC was formed in July 2004, by the principals and key investment professionals of the Fund’s previous adviser, First Pacific Advisors, Inc. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund’s investment adviser since July 1, 1978. The current Adviser exercised its option to purchase, among other things, the operating assets and name “First Pacific Advisors” from the previous adviser and its parent company, Old Mutual (US) Holdings Inc. This purchase took effect on September 30, 2006, and the current investment advisory agreement became effective on October 1, 2006. Presently, the Adviser manages assets of approximately $14.5 billion for six investment companies, including one closed-end investment company, and more than 35 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 16 persons engaged full time in portfolio management or investment research in addition to 39 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities, and shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•                  The Adviser votes for uncontested director nominees recommended by management.

•                  The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•                  The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•                  To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•                  To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, 2010. Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of directors not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and directors’ meetings; registration of Fund shares under federal and state laws; printing and engraving stock certificates; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and reimbursement of the Adviser’s expenses in providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 0.75% of the first $50 million, and 0.65% of the excess over $50 million, of the Fund’s average net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Articles of Incorporation, during a calendar month.

In addition to the advisory fee, the Fund reimburses the Adviser monthly for costs incurred in providing financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties). However, for any fiscal year, the cost of such financial services paid by the Fund cannot exceed 0.10% of the average daily net assets of the Fund.

The advisory fee and cost of financial services are reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions and (d) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2011, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund’s Board of Directors or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement, those Fund Directors who are not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The following paragraphs summarize the material information and factors considered by the Board of Directors at a meeting held August 2, 2010 as well as their conclusions relative to such factors.

The Board and the Independent Directors considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund’s portfolio managers, the addition of a senior analyst to their team, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund’s Portfolio managers, Eric Ende and Steven Geist, who have managed the Fund since 2000. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Lipper Analytical Services, Inc. (“Lipper”), regarding the Fund’s performance relative to a peer group of mid-cap core funds selected by Lipper (the “Peer Group”). They noted the Fund’s competitive longer-term investment performance since the current portfolio managers assumed management of the Fund when compared to the Peer Group. They further concluded that the Adviser’s continued management of the Fund should benefit the Fund and its shareholders.

The Board and the Independent Directors were provided information by the Adviser to enable consideration of the Fund’s advisory fees and total expense levels, as well as the overall profitability of the Adviser, the benefits to the Adviser from its relationship to the Fund, the extent to which economies of scale with respect to the management of the Fund, if any, would be realized, and whether the Fund is sharing, or will share, in those economies.

The Board and the Independent Directors reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Board and the Independent Directors noted that the Fund’s fees and expenses were at the lowest end of the range for the Peer Group. The Board and the Independent Directors noted that the overall expense ratio of the Fund was also the lowest when compared to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund is currently lower than the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager. The Board and the Independent Directors concluded that the overall fee rate was reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser.

The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Independent Directors expressed concern that the fee rate does not have any additional breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund’s assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that additional breakpoints currently were not appropriate for the Fund and that no meaningful income and expense forecasts for its business could be prepared given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth (or not) in the Fund’s assets, all of which could negatively impact the Adviser. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser’s claims of increases in the Adviser’s internal costs of providing investment management services to the Fund, in part due to administrative burdens and expenses resulting from recent legislative and regulatory actions. According to the Adviser, such increased costs have included investment in a new senior analyst who assists with the management of the Fund, additions to administrative personnel and systems that enhance the quality of services provided to the Fund and the continued employment of a full-time Chief Compliance Officer and his assistant. The Directors also noted that asset levels of the Fund are currently lower than they have been for the past several years, yet the Adviser has continued to make investments in personnel servicing the Fund.

The Board and the Independent Directors determined that the Fund continues to benefit from the services of a highly experienced portfolio management team that has produced competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Directors also determined that while there is no uniform industry methodology to measure or apply economies of scale, the Fund’s expense ratio, the overall profitability of the Adviser, and the sharing of economies of scale with the Fund are fair and reasonable under the current circumstances. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser’s compensation, such as changes in the Fund’s asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Directors determined to approve the continuation of the current advisory agreement for another one-year period ending September 30, 2011.

For the fiscal years ended September 30, 2008, 2009 and 2010, the Fund’s Adviser, received gross advisory fees of $2,358,594, $1,322,293 and $1,563,359, respectively, plus $355,169, $195,737 and $232,824, respectively, for costs incurred, in providing financial services to the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of one open-end investment company, one closed-end investment company, and three other accounts, with total aggregate assets of $779 million at September 30, 2010.  None of these accounts have an advisory fee based on the performance of the account.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers’ managing the Fund and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

COMPENSATION. Compensation of the Adviser’s Portfolio Managers is primarily through participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by those Portfolio Managers, including the Fund’s assets, and partly based on the overall profitability of the Adviser. This participation has both fixed and variable components.  The variable participation is based upon the Adviser’s assessment of the Portfolio Managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance.   In addition, the Adviser further provides for a discretionary bonus that can be allocated to any member of the firm, including Portfolio Managers who are equity owners, in order to recognize outstanding achievements in any given year. In addition, for Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares of the Fund owned at September 30, 2010 by Mr. Ende was between $500,001 to $1,000,000 and by Mr. Geist was between $10,001 to $50,000.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (the “Distributor”), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated October 1, 2006 (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of the Adviser. Please see “Distributor” for more information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended September 30, 2008, 2009 and 2010, totaled $171,082, $306,592 and $69,010 respectively. During the last fiscal year, $67,410 of commissions were paid on transactions having a total value of $37,892,614 to brokers selected because of research services provided to the Adviser.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (E.G., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (E.G., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and not for trading the Fund.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis.  If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement.  Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

CAPITAL STOCK

COMMON STOCK. Each share of the Fund participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights. The Fund has authorized 100 million shares of $0.25 par value Common Stock.

VOTING RIGHTS. The By-laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently. In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors). When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by NASDAQ or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund’s Board of Directors.

SALES CHARGES. The maximum sales charge is 5.25% of the offering price, but lower sales charges apply for larger purchases. A portion of the sales charge is allocated to dealers selling Fund shares in amounts ranging from 95% to 100%, depending on the size of the investment. During special promotions, the Distributor may reallow up to 100% of the sales charge to dealers regardless of the size of the investment. At such times, dealers may be deemed to be underwriters for purposes of the Securities Act of 1933. Discounts are alike to all dealers.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. Customer orders are priced at the Fund’s net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing those services.

SALES AT NET ASSET VALUE. Full-time employees of the Adviser can purchase Fund shares at net asset value via payroll deduction, provided the minimum initial investment is $250. Each subsequent investment must be at least $50.

LETTER OF INTENT. To be eligible for reduced sales charges, the investor must sign at the time of initial purchase, or within 30 days, a Letter of Intent (“LOI”) covering investments to be made within a period of 13 months (“Period”) from the initial purchase. The investor then becomes eligible for a reduced sales charge based on the total amount of the specified intended investment (“LOI Goal”), provided the amount is not less than $50,000. A minimum initial purchase of $1,500 and minimum subsequent purchases of $100 each are required. Fund shares can also be purchased to fulfill a letter of intent entered into with respect to shares of the other FPA Funds. The account information form, which should be used to establish an LOI, is available from dealers or the Distributor.

All transactions under an LOI must be indicated as such and must be placed by the dealer (in the case of an initial purchase) or the shareholder (in the case of any subsequent purchase) directly through Boston Financial Data Services, Inc. (“Shareholder Service Agent”). Shareholders should review for accuracy all confirmations of transactions, especially purchases made pursuant to an LOI.

If the LOI Goal is completed before the end of the Period, any subsequent purchases within the Period receive the applicable reduced sales charge. In addition, during the Period, the shareholder can increase his or her LOI Goal, and all subsequent purchases are treated as a new LOI (including escrow of additional Fund shares) except as to the Period, which does not change.

Signing an LOI does not bind the shareholder to complete his or her LOI Goal, but the LOI Goal must be completed to obtain the reduced sales charge. The LOI is binding on the Fund and the Distributor. However, the Distributor may withdraw a shareholder’s LOI privileges for future purchases upon receiving information that the shareholder has resold or transferred his or her Fund shares within the Period.

The LOI requires the Shareholder Service Agent, as escrow agent, to hold 5% of the LOI Goal in escrow until completion of the LOI Goal within the Period. The escrowed Fund shares are taken from the first purchase and, if necessary, from each successive purchase. If the LOI Goal is completed within the Period, the escrowed Fund shares are promptly delivered to, or as directed by, the shareholder.

If the LOI Goal is not completed within the Period, the shareholder must pay the Distributor an amount equal to the sales charge applicable to a single purchase in the total amount of the purchases made under the LOI minus the sales charges actually paid. If the Distributor does not receive such unpaid sales charge within 20 days after requesting payment in writing, the Distributor instructs the Shareholder Service Agent to redeem escrowed Fund shares sufficient to cover the unpaid sales charge. Under the LOI, the shareholder irrevocably appoints the Shareholder Service Agent as his or her attorney with full power of substitution to surrender for redemption any or all escrowed Fund shares. If the redemption proceeds are inadequate, the shareholder is liable to the Distributor for the difference. The Shareholder Service Agent delivers to, or as directed by, the shareholder all Fund shares remaining after such redemption, together with any excess cash proceeds.

Any income dividends and capital gains distributions on the escrowed Fund shares are paid or reinvested, as directed by the shareholder.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If the exchanged security was acquired through reinvestment, that security may be exchanged without a sales charge. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% CONTINGENT DEFERRED SALES CHARGES. No deferred sales charge applies to a redemption if a sales charge was paid at the time of initial purchase. A contingent deferred sales charge of 2% is imposed on redemptions (except by exchange) made within 90 days by certain persons eligible to purchase shares without an initial sales charge. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The ability of the Fund to assess the contingent deferred sales charge on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the contingent deferred sales charge to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% contingent deferred sales charge is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements. A contingent deferred sales charge of 1% applies to redemptions made within one year of purchase for certain purchases of $1,000,000 or more made without a sales charge at the time of purchase as described in the Prospectus.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund is sold with a front-end sales charge has historically served as a deterrent to frequent trading. For qualifying purchases at net asset value the Fund has imposed a 2% contingent deferred sales charge on shares held less than 90 days except for those shareholders to whom the charge does not apply. See the Prospectus section titled “Purchases Subject to a 2% Deferred Sales Charge” for a complete description of how this deferred sales charge is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see the Prospectus section titled “How to Exchange Your Shares”). Irrespective of these deferred sales charges and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.

TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company (“Bank”) presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-free until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code (“Code”) and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund’s net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments (“backup withholding”), at 28%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

DISTRIBUTOR

The Distributor acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor receives commissions from the sale of Fund shares and has the exclusive right to distribute Fund shares through dealers. From the commissions received, the Distributor pays sales commissions to dealers; its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.

The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 30, 2011 has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.

The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares. The Distributor is a subsidiary of the Adviser.

During the fiscal years ended September 30, 2008, 2009 and 2010, total underwriting commissions on the sale of Fund shares were $81,057, $39,515 and $46,942, respectively. Of such totals, the amount retained each year by the Distributor, after reallowance to other dealers, was $4,118, $2,208 and $2,878, respectively.

PRIOR PERFORMANCE INFORMATION

For the purposes of quoting and comparing the Fund’s performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission (“SEC”), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

Total Return Before Taxes

P(1 + T)[n] = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Average Annual Total Return After Taxes on Distributions

P(1 + T)[n] = ATV(D)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

P(1 + T)[n] = ATV(DR)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund’s existence or such shorter period dating from the effectiveness of a fund’s registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund’s total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund, however, discloses the maximum sales charge and also discloses that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC regulations.

The Fund’s average annual total return (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2010, was 7.77%, 1.36% and 8.37%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 13.75%, 2.46% and 8.96%, respectively.

The Fund’s average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2010, was 7.77%, 1.19% and 8.21%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 13.75%, 2.29% and 8.79%, respectively.

The Fund’s average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended September 30, 2010, was 6.61%, 1.06% and 7.32%, respectively. The Fund’s average annual total return (determined pursuant to the alternative computation which does not include the maximum initial sales charge of 5.25% of the offering price) for the same periods was 11.68%, 1.97% and 7.86%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund’s investment objectives and policies, as well as the risks associated with the Fund’s investment practices. Future results will be affected by the future composition of the Fund’s portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions. The past 1, 5 and 10-year periods have been ones of generally rising common stock prices subject to short-term fluctuations.

In addition to any other permissible information, the Fund may include the following types of information in advertisements or reports to shareholders: 1) discussions of general economic or financial principles; 2) discussions of general economic trends; 3) presentations of statistical data to supplement these discussions; 4) descriptions of past or anticipated portfolio holdings for the Fund; 5) descriptions of investment strategies for the Fund; 6) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and 7) discussions of Fund rankings or ratings by recognized rating organizations. The Fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor’s 500 Composite Stock Index and the Russell 2500 Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The Fund may refer to results and surveys compiled by organizations such as CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the Fund may refer to results published in major, nationally distributed newspapers and periodicals.

PORTFOLIO SUMMARY

September 30, 2010
(Unaudited)

Common Stocks		93.7%
Business Services & Supplies	22.9%
Producer Durable Goods	22.7%
Retailing	16.1%
Health Care	10.4%
Energy	8.4%
Transportation	7.2%
Technology	5.0%
Entertainment	1.0%
Short-Term Investments		6.1%
Other Assets and Liabilities, net		0.2%
Total Net Assets		100.0%

PORTFOLIO OF INVESTMENTS

September 30, 2010

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 22.9%
Brady Corporation (Class A)	242,600	$7,076,642
CLARCOR, Inc.	165,400	6,389,402
Copart, Inc.*	237,500	7,830,375
Landauer, Inc.	3,800	237,994
Life Technologies Corporation*	286,300	13,367,347
Manpower Inc.	144,800	7,558,560
ScanSource Inc.*	441,400	12,244,436
		$54,704,756
PRODUCER DURABLES — 22.7%
Actuant Corporation (Class A)	227,500	$5,223,400
Franklin Electric Co., Inc.	150,200	4,980,632
Graco Inc.	198,800	6,307,924
HNI Corporation	356,500	10,252,940
IDEX Corporation	180,450	6,407,779
WABCO Holdings, Inc.	295,000	12,372,300
Zebra Technologies Corporation (Class A)*	258,500	8,695,940
		$54,240,915
RETAILING — 16.1%
CarMax, Inc.*	512,600	$14,281,036
O’Reilly Automotive, Inc.*	238,000	12,661,600
Signet Jewelers Limited*	358,700	11,385,138
		$38,327,774
HEALTH CARE — 10.4%
Bio-Rad Laboratories, Inc. (Class A)*	87,400	$7,910,574
Lincare Holdings, Inc.*	395,100	9,913,059
Varian Medical Systems, Inc.*	26,800	1,621,400
VCA Antech, Inc.*	250,000	5,272,500
		$24,717,533
ENERGY — 8.4%
FMC Technologies, Inc.*	118,700	$8,106,023
Helix Energy Solutions Group, Inc.*	200,000	2,228,000
Noble Corporation	288,900	9,761,931
		$20,095,954
TRANSPORTATION — 7.2%
Heartland Express, Inc.	541,300	$8,049,131
Knight Transportation, Inc.	472,600	9,135,358
		$17,184,489
TECHNOLOGY — 5.0%
Maxim Integrated Products, Inc.	221,400	$4,098,114
Microchip Technology Incorporated	250,100	7,865,645
		$11,963,759

PORTFOLIO OF INVESTMENTS

September 30, 2010

COMMON STOCKS — Continued	Shares or Principal Amount	Value
ENTERTAINMENT — 1.0%
Carnival Corporation (Class A)	63,000	$2,407,230

TOTAL COMMON STOCKS — 93.7% (Cost $230,356,210)		$223,642,410

SHORT-TERM INVESTMENTS — 6.1% (Cost $14,447,813)
General Electric Capital Corporation — 0.15% 10/01/10	$6,448,000	$6,448,000
Chevron Funding Corporation — 0.14% 10/07/10	8,000,000	7,999,813

TOTAL SHORT-TERM INVESTMENTS		$14,447,813

TOTAL INVESTMENTS — 99.8% (Cost $244,804,023)		$238,090,223
Other assets and liabilities, net — 0.2%		565,377

TOTAL NET ASSETS — 100.0%		$238,655,600

*Non-income producing security

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

ASSETS
Investments at value:
Investment securities — at market value (identified cost $230,356,210)	$223,642,410
Short-term investments — at amortized cost (maturities 60 days or less)	14,447,813	$238,090,223
Cash		432
Receivable for:
Dividends	$563,269
Capital stock sold	183,858	747,127
		$238,837,782
LIABILITIES
Payable for:
Advisory fees and financial services	$147,757
Capital stock repurchased	19,925
Accrued expenses	14,500	182,182

NET ASSETS		$238,655,600

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital Stock — par value $0.25 per share: authorized 100,000,000 shares; outstanding 14,420,815 shares		$3,605,204
Additional Paid-in Capital		255,488,955
Accumulated net realized loss on investments		(14,174,196)
Undistributed net investment income		449,437
Unrealized depreciation of investments		(6,713,800)

NET ASSETS		$238,655,600

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$16.55

Maximum offering price per share (100/94.75 of per share net asset value)		$17.47

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2010

INVESTMENT INCOME
Dividends		$2,612,453
Interest		17,734
		$2,630,187
EXPENSES — Note 5
Advisory fees	$1,563,359
Financial services	232,824
Transfer agent fees and expenses	134,449
Registration fees	41,618
Reports to shareholders	38,553
Custodian fees and expenses	35,327
Audit and tax fees	34,100
Directors fees and expenses	34,095
Line of credit	33,854
Legal fees	15,342
Insurance	8,198
Other fees and expenses	9,031	2,180,750
Net investment income		$449,437

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sales of investment securities	$33,352,903
Cost of investment securities sold	38,353,203
Net realized loss on investments		$(5,000,300)
Change in unrealized appreciation of investments:
Unrealized depreciation at beginning of year	$(41,560,183)
Unrealized depreciation at end of year	(6,713,800)
Change in unrealized appreciation of investments		34,846,383

Net realized and unrealized gain on investments		$29,846,083

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$30,295,520

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30,
	2010		2009
CHANGE IN NET ASSETS
Operations:
Net investment income	$449,437		$180,014
Net realized loss on investments	(5,000,300)		(9,173,896)
Change in unrealized appreciation of investments	34,846,383		(13,376,748)
Change in net assets resulting from operations		$30,295,520		$(22,370,630)

Dividends from net investment income		—		(1,162,067)

Capital Stock transactions:
Proceeds from Capital Stock sold	$13,463,645		$16,910,350
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		964,591
Cost of Capital Stock repurchased*	(36,572,612)	(23,108,967)	(59,519,129)	(41,644,188)
Total change in net assets		$7,186,553		$(65,176,885)

NET ASSETS
Beginning of year		231,469,047		296,645,932

End of year		$238,655,600		$231,469,047

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		858,970		1,522,182
Shares issued to shareholders upon reinvestment of dividends and distributions		—		97,829
Shares of Capital Stock repurchased		(2,348,607)		(5,477,243)
Change in Capital Stock outstanding		(1,489,637)		(3,857,232)

*  Net of redemption fees of $5,177 and $13,266 for the years ended September 30, 2010 and 2009, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund’s primary investment objective is a high total investment return, including capital appreciation and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.           Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Directors. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.             Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.             Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser’s emphasis on a value-oriented investment approach generally results in the Fund’s portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,640,069 for the year ended September 30, 2010. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at September 30, 2010, were as follows:

Undistributed ordinary income	$449,437

NOTES TO FINANCIAL STATEMENTS

Continued

The tax status of distributions paid during the fiscal years ended September 30, 2010 and 2009 were as follows:

	2010	2009
Dividends from ordinary income	—	$1,162,067

The cost of investment securities held at September 30, 2010, was $230,411,022 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2010, for federal income tax purposes was $20,115,324 and $26,883,936, respectively resulting in net unrealized depreciation of $6,768,612. As of and during the year ended September 30, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2006 or by state tax authorities for years ended on or before September 30, 2005.

During the year ended September 30, 2010, the Fund reclassified $42,746 of net investment losses from Accumulated Net Investment Loss to Additional Paid-in Capital to align financial reporting with tax reporting. The reclassification relates to the expiration of capital losses carried forward from prior years.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the “Adviser”). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund’s average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended September 30, 2010, the Fund paid aggregate fees of $33,750 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended September 30, 2010, the Fund collected $5,177 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Distributor

For the year ended September 30, 2010, FPA Fund Distributors, Inc. (“Distributor”), a wholly owned subsidiary of the Adviser, received $2,878 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value

Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of September 30, 2010:

Level 1 — Quoted Prices	$223,642,410	*
Level 2 — Other significant observable inputs	14,447,813	**
Level 3 — Significant unobservable inputs	—
Total investments	$238,090,223

*  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

**  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Line of Credit

The Fund, along with FPA Perennial Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Perennial Fund, Inc. pay a commitment fee of 0.15% per annum on any unused portion of the line of credit. During the year ended September 30, 2010, the Fund had no borrowings under the agreement.

Note 10 — Subsequent Events

As of the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Note 11 — New Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis) and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). The Adviser is currently assessing the impact that the adoption of ASU 2010-06 will have on the Fund’s financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 18 of the Prospectus for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2010, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 12, 2010

PART C. OTHER INFORMATION

ITEM 27.  FINANCIAL STATEMENTS.

Financial Statements (all included in Part B)

Report of Independent Registered Public Accounting Firm

Portfolio of Investments, September 30, 2010

Statement of Assets and Liabilities, September 30, 2010

Statement of Operations

Year ended September 30, 2010

Statement of Changes in Net Assets

Year ended September 30, 2010

Year ended September 30, 2009

All other financial statements and schedules are inapplicable.

ITEM 28.  EXHIBITS (1933 Act File No. 2-14660; 1940 Act File No. 811-852)

(a)(1)

Articles of Incorporation were filed as Exhibit (a)(1) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(a)(2)

Articles Supplementary, dated February 1, 1993 were filed as Exhibit (a)(2) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(a)(3)

Articles Supplementary, dated August 13, 1996 were filed as Exhibit 1.2 to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A filed on January 31, 1997 and is incorporated herein by reference.

(b)	By-Laws were filed as Exhibit (b) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(b)(1)

Amendment to Article II, Section 7, of the By-Laws, effective November 15, 2005 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 65 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2006 and is incorporated herein by reference.

(b)(2)

Amendment to Article II, Section 7, of the By-Laws, effective August 8, 2006 was filed as Exhibit (b)(2) to Post-Effective Amendment No. 66 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(c)

Specimen common stock certificate was filed as Exhibit 4 to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on January 30, 1998 and is incorporated herein by reference.

(d)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC was filed as Exhibit (d) to Post-Effective Amendment No. 66 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(e)(1)

Distribution Agreement between Registrant and FPA Fund Distributors, Inc. was filed as Exhibit (e)(1) to Post-Effective Amendment No. 66 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(e)(2)

Specimen Selling Group Agreement was filed as Exhibit (e)(2) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(e)(3)

Smith Barney Inc. Mutual Fund Dealer Agreement was filed as Exhibit 6.2 to Post-Effective Amendment No. 56 of Registrant’s Registration Statement on Form N-1A filed on January 30, 1998 and is incorporated herein by reference.

(g)(1)

Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(2)

Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(2) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(3)

Amendment to the Custodian Contract was filed as Exhibit 8.2 to Post-Effective Amendment No. 55 of Registrant’s Registration Statement on Form N-1A filed on January 31, 1997 and is incorporated herein by reference.

(g)(4)

Amendment to Custodian Contract was filed as Exhibit 8.3 to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A filed on November 30, 1998 and is incorporated herein by reference.

(g)(5)

Amendment to Custodian Contract was filed as Exhibit (g)(5) to Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2002 and is incorporated herein by reference.

(h)(1)

Agreement and Articles of Merger dated November 25, 1985 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 58 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(h)(2)

State Street Bank and Trust Company Universal Individual Retirement Account Information Kit was filed as Exhibit 14.1 to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A filed on November 30, 1998 and is incorporated herein by reference.

(i)(1)

Opinion of Counsel was filed as Exhibit (i)(1) to Post-Effective Amendment No. 59 of Registrant’s Registration Statement on Form N-1A filed on February 15, 2000 and is incorporated herein by reference.

(j)	Consent of Independent Registered Public Accounting Firm (filed as pages C-8).

(n)(1)

Code of Ethics of Registrant was filed as Exhibit (n)(1) to Post-Effective Amendment No. 60 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2001 and is incorporated herein by reference.

(n)(2)

Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(2) to Post-Effective Amendment No. 60 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2001 and is incorporated herein by reference.

(n)(3)

Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(3) to Post-Effective Amendment No. 63 of Registrant’s Registration Statement on Form N-1A filed on February 2, 2004 and is incorporated herein by reference.

(n)(4)

Code of Ethics of Registrant was filed as Exhibit (n)(4) to Post-Effective Amendment No. 64 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2005 and is incorporated herein by reference.

(n)(5)

Code of Ethics of First Pacific Advisors, Inc. and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(5) to Post-Effective Amendment No. 65 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2006 and is incorporated herein by reference.

(n)(6)

Code of Ethics of Registrant was filed as Exhibit (n)(6) to Post-Effective Amendment No. 66 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(n)(7)

Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(7) to Post-Effective Amendment No. 66 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(n)(8)

Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc. was filed as Exhibit (n)(8) to Post-Effective Amendment No. 68 of Registrant’s Registration Statement on Form N-1A filed on January 28, 2009 and is incorporated herein by reference.

(n)(9)	Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.  INDEMNIFICATION.

Article VI, Section 2, of Registrant’s By-Laws, filed as Exhibits (b) hereto, provides for the indemnification of Registrant’s directors and officers to the full extent permissible under the general laws of the State of Maryland, the Securities Act of 1933 (“Securities Act”) and the Investment Company Act of 1940; provided, however, that such indemnity shall not protect any such person against any liability to Registrant or any of its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. It is expected that Registrant will obtain from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification of liability under the Securities Act may be permitted for directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Capital Fund, Inc. (“Capital”), FPA Funds Trust’s FPA Crescent Fund (“Crescent”), FPA New Income, Inc. (“New Income”) and FPA Perennial Fund, Inc. (“Perennial”), each a registered open-end investment company; as sub-adviser to Masters Select Smaller Companies Fund, a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Fund Directors and Officers” in Part B hereof as set forth below.

NAME AND POSITION
WITH ADVISER	OTHER AFFILIATIONS (1)
J. Richard Atwood,	(2)
Chief Operating Officer
Managing Partner

Robert L. Rodriguez,	Director and Officer of Capital and New Income.
Chief Executive Officer
Managing Partner

Steven T. Romick,	Trustee and Officer of Crescent.
Managing Partner

Thomas H. Atteberry,	Officer of New Income.
Partner

Dennis M. Bryan,	Officer of Capital.
Partner

Rikard B. Ekstrand,	Officer of Capital
Partner

Eric S. Ende,	(2)
Partner

Steven R. Geist,	(2)
Partner

J. Mark Hancock,	—
Senior Vice President

Christopher H. Thomas,	(2)
Vice President &
Chief Compliance Officer

E. Lake Setzler,	(2)
Vice President
& Controller

Ann M. Shigemura - Hildebrand,	—
Vice President

Julian W.H. Mann,	—
Vice President

Gregory A. Herr,	—
Vice President

John E. Peetz,	—
Vice President

Gregory R. Nathan,	—
Vice President

Nico Y. Mizrahi,	—
Vice President

Brian A. Selmo,	—
Vice President

Mark Landecker,	—
Vice President

Abhijeet V. Patwardhan,	—
Vice President

Arik A. Ahitov,	—
Vice President

Ravi R. Mehra,	—
Vice President

Stephen W. O’Neil,	—
Vice President & Head Trader

Daniel H. Hong,	—
Vice President & Trader

Sherry Sasaki,	(2)
Assistant Vice President
& Secretary

Cheryl L. Schmitz,	—
Assistant Vice President & Client Service Officer

Marie McAvenia,	—
Assistant Vice President

Michael P. Gomez,	—
Assistant Vice President
& Assistant Controller

(1)                                  The address of each company named is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2)                                  A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32.  PRINCIPAL UNDERWRITERS.

(a)                                  FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, Crescent, New Income and Perennial but does not act as depositor or investment adviser for any investment company.

(b)                                 The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.

NAME AND PRINCIPAL	POSITIONS & OFFICES WITH	POSITIONS AND OFFICES
BUSINESS ADDRESS	PRINCIPAL UNDERWRITER	WITH REGISTRANT
J. Richard Atwood (1)	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Compliance Officer & Director	Treasurer

Robert L. Rodriguez (1)	Director	—

Christopher H. Thomas (1)	Vice President, Controller & Director	Chief Compliance Officer

Sherry Sasaki (1)	Secretary	Secretary

(1)	11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c)

Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant’s last fiscal year.

Inapplicable.

ITEM 33.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

SUBPARAGRAPH OF	PHYSICAL POSSESSION
RULE 31A-1	OF REQUIRED RECORDS
(b)(2)(iv)	Boston Financial Data Services, Inc.,
Shareholder Service Agent for Registrant**

(b)(4)	Sherry Sasaki,
Secretary of Registrant*

(f)	First Pacific Advisors, LLC,
Investment Adviser to Registrant*

*                                         11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064

**                                  P.O. Box 8115, Boston, Massachusetts 02266-8115

ITEM 34.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEMS 35.  UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on the 27th day of January, 2011.

FPA PARAMOUNT FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ ERIC S. ENDE	President	January 27, 2011
Eric S. Ende	(Principal Executive Officer)

/s/ J. RICHARD ATWOOD	Treasurer	January 27, 2011
J. Richard Atwood	(Principal Financial
Officer and Principal
Accounting Officer)

/s/ ERIC S. ENDE	Director	January 27, 2011
Eric S. Ende

/s/ WILLARD H. ALTMAN, JR.	Director	January 27, 2011
Willard H. Altman, Jr.

/s/ THOMAS P. MERRICK	Director	January 27, 2011
Thomas P. Merrick

/s/ LAWRENCE J. SHEEHAN	Director	January 27, 2011
Lawrence J. Sheehan

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 70 to Registration Statement No. 2-14660 on Form N-1A of our report dated November 12, 2010, relating to the financial statements of FPA Paramount Fund, Inc. appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Los Angeles, California

January 27, 2011

EXHIBIT INDEX

EXHIBIT

(j)	Consent of Independent Registered Public Accounting Firm (filed as page C-8).

(n)(9)	Code of Ethics of First Pacific Advisors, LLC and of FPA Fund Distributors, Inc.

All other applicable exhibits are incorporated herein by reference.